UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

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Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

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British Columbia	001-35447	98 -1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant's telephone number, including area code)

NovaCopper Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 1, 2016, NovaCopper Inc. (the “Company”) changed its corporate name from NovaCopper Inc. to Trilogy Metals Inc. pursuant to a Notice of Articles filed with Registrar of Companies for the Province of British Columbia, Canada (the “Notice of Articles”). Subsequently, on September 1, 2016, the Registrar of Companies for the Province of British Columbia, Canada issued a Certificate of Change of Name, a copy of which, together with the Notice of Articles, is attached hereto as Exhibit 3.1 and incorporated by reference.

The name change was previously approved by the board of directors of the Company and by the shareholders at the 2016 Annual and Special Meeting of Shareholders held on May 18, 2016. The Company effected the name change to better reflect the diversity of metals at the Company's 100%-owned Upper Kobuk Minerals Projects.

Item 8.01 Other Events.

In connection with the name change, the Company launched a new corporate website: www.trilogymetals.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company's corporate governance documents, including the Code of Business Conduct & Ethics and the terms of reference of the committees of the Company's board of directors, are available on this website.

Upon opening of the markets on September 8, 2016, the Company’s common stock, which trades on the NYSE MKT and the Toronto Stock Exchange under the ticker symbol “NCQ”, will cease trading under such ticker symbol and will commence trading under the new ticker symbol “TMQ” on both stock exchanges. Along with the ticker change, the Company’s common stock has also been assigned a new CUSIP number of 89621C105 (ISIN: CA89621C1059). Outstanding stock certificates for shares of the Company are not affected by the name change and will continue to be valid and need not be exchanged.

On September 8, 2016, the Company issued a news release announcing the name change and new ticker symbol. A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Notice of Articles and Certificate of Change of Name, dated September 1, 2016
99.1	News Release regarding change of corporate name to Trilogy Metals Inc., dated September 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated: September 8, 2016	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer

Exhibit Number	Description
3.1	Notice of Articles and Certificate of Change of Name, dated September 1, 2016
99.1	News Release regarding change of corporate name to Trilogy Metals Inc., dated September 8, 2016